                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 11, 2003

                         Commission file number: 1-5256

                          ----------------------------

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

      PENNSYLVANIA                                            23-1180120
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                           identification number)


                         105 CORPORATE CENTER BOULEVARD
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
              (Registrant's telephone number, including area code)
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ITEM 7 - Financial Statements and Exhibits

      99.1   Press release issued by VF Corporation on February 11, 2003.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          V.F. CORPORATION
                                            (Registrant)



                                          By:  /s/ Robert K. Shearer
                                             -----------------------------------
                                                Robert K. Shearer
                                                Vice President-Finance
                                                (Chief Financial Officer)

Date:  February 11, 2003



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION                     SEQUENTIAL PAGE NUMBER
-------          -----------------------         ----------------------
 99.1            Press release issued by                   5
                 VF Corporation on
                 February 11, 2003



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